Exhibit 8.1

Grupo Televisa, S.A.B.

Subsidiaries, Joint Ventures, Associates, and Equity Financial Instruments.

as of December 31, 2014

Name of Company	Country of Incorporation
Alektis Consultores, S. de R.L. de C.V.	Mexico
TVU Enterprises, Inc.	United States of America
Bay City Television, Inc.	United States of America
ET Publishing International, LLC	United States of America
Sunny Isle, LLC	United States of America
Saral Publications, Inc.	United States of America
Televisa Internacional, LLC	United States of America
Televisa International Marketing Group, Inc. (1)	United States of America
Televisa USA Development, LLC	United States of America
Aryadeba, S.A.P.I. de C.V. (1)	Mexico
Grupo Mapsani, S.A. de C.V. (1)	Mexico
Borealis Comunicación, S.A. de C.V.	Mexico
Atlántico Global, S.A. de C.V. (1)	Mexico
Qubitic, S.A. de C.V.	Mexico
Trivento CC, S.A. de C.V. (1)	Mexico
Cable y Comunicación de Morelia, S.A. de C.V.	Mexico
Cablemas Holdings, S.A. de C.V.	Mexico
Cablemás Telecomunicaciones, S.A. de C.V.	Mexico
Cablemás International Telecomm, LLC (1)	United States of America
Equipos e Insumos de Telecomunicaciones, S.A. de C.V.	Mexico
Consorcio Nekeas, S.A. de C.V. (5)	Mexico
Audiomaster 3000, S.A. de C.V. (1)	Mexico
Cable y Comunicación de Campeche, S.A. de C.V.	Mexico
CCC Tecno Equipos, S.A. de C.V.	Mexico
CM Equipos y Soportes, S.A. de C.V.	Mexico
Constructora Cablemás, S.A. de C.V.	Mexico
Contenido Plus, S.A. de C.V.	Mexico
Desarrollo OTT, S.A. de C.V.	Mexico
OTT Pacífico, S.A.	Panama
Plataforma OTT, S.A. de C.V.	Mexico
OTT Latino, S.A. de C.V.	Mexico
CVQ Espectáculos, S.A. de C.V.	Mexico
Club de Fútbol América, S.A. de C.V.	Mexico
Real San Luis F.C., S.A. de C.V.	Mexico
Teatro de los Insurgentes, S.A. de C.V.	Mexico
Televisa en Vivo, S.A. de C.V.	Mexico
Torali, S.A. de C.V. (1)	Mexico
Videocine, S.A. de C.V.	Mexico
Coyoacán Films, S.A. de C.V. (*)	Mexico
Pantelion, LLC	United States of America
CVQ Series, S.A. de C.V. (1)	Mexico
Editorial Clío, Libros y Videos, S.A. de C.V. and subsidiary (*)	Mexico
En Vivo Espectáculos, S. de R.L. de C.V. (1)	Mexico
Fútbol del Distrito Federal, S.A. de C.V.	Mexico
Grupo Comunicación y Esfuerzo Comercial, S.A. de C.V. (1)	Mexico
Gyali, S.A. de C.V.	Mexico

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Name of Company	Country of Incorporation
Inmobiliaria Cablemás, S.A. de C.V.	Mexico
Tedicom, S.A.de C.V.	Mexico
Bekyc Apoyo y Servicios de Ventas, S.A. de C.V.	Mexico
Delft Prestadora de Servicios Técnicos, S.A. de C.V.	Mexico
Servicios Administrativos Kybeca, S.A de C.V.	Mexico
Ollin VFX, S.A.P.I. de C.V. and subsidiary (*)	Mexico
Ollin VFX Servicios, S.A. de C.V. (*)	Mexico
Operadora Dos Mil, S.A. de C.V. (1)	Mexico
Productora Contadero, S.A. de C.V. (*) (1)	Mexico
Promo-Certamen, S.A. de C.V.	Mexico
Televisa Music Publishing, S.A. de C.V.	Mexico
Corporativo Vasco de Quiroga, S.A. de C.V.	Mexico
Alvafig, S.A. de C.V.	Mexico
Arretis, S.A.P.I. de C.V.	Mexico
Tenedora Ares, S.A.P.I. de C.V.	Mexico
Grupo Cable TV, S.A. de C.V.	Mexico
Cable Administradora, S.A. de C.V.	Mexico
Grupo Cable Asesores, S.A. de C.V.	Mexico
Consorcio TL de Pachuca, S.A. de C.V.	Mexico
Cable Servicios Corporativos, S.A. de C.V.	Mexico
TV Cable de Provincia, S.A. de C.V.	Mexico
Grupo Cable TV de San Luis Potosí, S.A. de C.V.	Mexico
México Red de Telecomunicaciones, S. de R.L. de C.V.	Mexico
Corp MR II, S. de R.L. de C.V.	Mexico
Metrored Telecom Services Inc.	United States of America
Tele Azteca, S.A. de C.V.	Mexico
Tele Cable de Apizaco, S.A. de C.V.	Mexico
Tele Cable de La Barca, S.A. de C.V.	Mexico
Tele Cable del Estado de México, S.A. de C.V.	Mexico
Televicable del Centro, S.A. de C.V.	Mexico
Televicable Regional, S.A. de C.V.	Mexico
Televisión por Cable de Tabasco, S.A. de C.V.	Mexico
TIN, S.A. de C.V.	Mexico
Tlaxcable, S.A. de C.V.	Mexico
TV Cable de Oriente, S.A. de C.V.	Mexico
TVI del Centro, S.A. de C.V.	Mexico
TVI del Nacional, S.A. de C.V.	Mexico
Cable TV Internacional, S.A. de C.V.	Mexico
Televisión Internacional, S.A. de C.V.	Mexico
CV Comunicaciones, S.A. de C.V.	Mexico
CV Telecomunicaciones del Norte, S.A. de C.V.	Mexico
Grupo Servicomunicación, S.A. de C.V.	Mexico
Multibip, S.A. de C.V.	Mexico
R.H. Servicios Administrativos, S.A. de C.V.	Mexico
R.H. Servicios Ejecutivos, S.A. de C.V.	Mexico
Servicios Telum, S.A. de C.V.	Mexico
Sintonia Fina, S.A. de C.V.	Mexico
Técnica Avanzada en Cableados, S.A. de C.V.	Mexico
Telum, S.A. de C.V.	Mexico
Cable Sistema de Victoria, S.A. de C.V.	Mexico
Comunicable, S.A. de C.V. (*)	Mexico
Comunicable de Valle Hermoso, S.A. de C.V. (*)	Mexico
Telecable de Matehuala, S.A. de C.V. (*)	Mexico
Detema, S.A. de C.V. (*)	Mexico
GSF Telecom Holdings, S.A.P.I. de C.V. and subsidiaries (4)	Mexico
Marcas y Desarrollos, S.A. de C.V. (*) (1)	Mexico
Operadora de Redes, S.A. de C.V. (*) (1)	Mexico
DTH Europa, S.A.	Spain

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Name of Company	Country of Incorporation
Editora Factum, S.A. de C.V.	Mexico
Digital TV, S.A. de C.V. (1) (2)	Mexico
Empresas Cablevisión, S.A.B. de C.V.	Mexico
Milar, S.A. de C.V.	Mexico
Cablebox, S.A. de C.V.	Mexico
Cablestar, S.A. de C.V.	Mexico
Bestel USA, Inc.	United States of America
Letobes, S.A. de C.V. (1)	Mexico
Letseb, S.A. de C.V.	Mexico
Bestphone, S.A. de C.V.	Mexico
Operbes, S.A. de C.V.	Mexico
Servicios Letseb, S.A. de C.V.	Mexico
Servicios Operbes, S.A. de C.V.	Mexico
Cablevisión, S.A. de C.V.	Mexico
Tercera Mirada, S.A. de C.V.	Mexico
Estudio Sevilla 613, S.A. de C.V.	Mexico
Grupo Mexicano de Cable, S.A. de C.V.	Mexico
Integravisión de Occidente, S.A. de C.V.	Mexico
Servicios Cablevisión, S.A. de C.V.	Mexico
Servicios Técnicos Cablevisión, S.A. de C.V.	Mexico
Tecnicable, S.A. de C.V.	Mexico
Blecanicet, S.A. de C.V.	Mexico
Telestar del Pacífico, S.A. de C.V.	Mexico
Grupo de Telecomunicaciones de Alta Capacidad, S.A.P.I. de C.V. and subsidiary (*)	Mexico
Editorial Televisa, S.A. de C.V.	Mexico
Auto Rent Acuario, S. de R.L. de C.V.	Mexico
Editorial Atlántida, S.A.	Argentina
Atlántida Chile, S.A. (1)	Chile
Atlántida Digital, S.A.	Argentina
Desarrollos del Atlántico, S.A.	Argentina
Dewal, S.A.	Uruguay
Ediciones Paparazzi, S.A.	Argentina
Editorial Atlántida Uruguay, S.R.L.	Uruguay
Feria Puro Diseño, S.A.	Argentina
Editorial Gente Televisa, S.A. de C.V.	Mexico
Editorial GyJ Televisa, S.A. de C.V.	Mexico
Editorial Motorpress-Televisa, S.A. de C.V.	Mexico
Editorial Televisa Argentina, S.A.	Argentina
Editorial Televisa Chile, S.A.	Chile
Editorial Televisa Colombia, S.A.	Colombia
Editorial Televisa Colombia Cultural, S.A.	Colombia
Distribuidoras Unidas, S.A.	Colombia
Editorial C&P S.A.S.	Colombia
Editorial Televisa International, S.A.	Mexico
Editorial Televisa Perú, S.A.	Peru
Editorial Televisa Puerto Rico, Inc.	Puerto Rico
Editorial Televisa Venezuela, S.A.	Venezuela
Vanipubli Ecuatoriana, S.A.	Ecuador
VeneTel Servicios Publicitarios, S.A.	Venezuela
Factum Más, S.A. de C.V.	Mexico
Sky DTH, S.A. de C.V.	Mexico
Innova Holdings, S. de R.L. de C.V.	Mexico
Innova, S. de R.L. de C.V.	Mexico
Corporación Novaimagen, S. de R.L. de C.V.	Mexico

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Name of Company	Country of Incorporation
Corporación Novavisión, S. de R.L. de C.V.	Mexico
Novavision Group, Inc.	United States of America
Novavisión Honduras, S.A.	Honduras
Novavisión Panamá, S.A.	Panama
Media Visión de Panamá, S.A.	Panama
Ridge Manor, Inc.	Panama
Galaxy Nicaragua, S.A.	Nicaragua
Servicios Directos de Satélite, S.A.	Costa Rica
Sky El Salvador, S.A. de C.V.	El Salvador
Televisión Novavisión de Guatemala, S.A.	Guatemala
Corporación de Radio y Televisión del Norte de México, S. de R.L. de C.V.	Mexico
Corporación Satelital Novavisión Dominicana, S.A.	Dominican Republic
Innovación Sistemática y Comercial, S. de R.L. de C.V.	Mexico
Apoyo y Asesoría Cabeky, S.A. de C.V.	Mexico
Novabox, S. de R.L. de C.V.	Mexico
Nova Call-Center, S. de R.L. de C.V.	Mexico
Servicios Corporativos de Telefonía, S. de R.L. de C.V.	Mexico
Servicios Novasat, S. de R.L. de C.V.	Mexico
Grupo Distribuidoras Intermex, S.A. de C.V.	Mexico
Distribuidora Alfa, S.A.	Chile
Distribuidora Bolivariana, S.A.	Peru
Distribuidora de Revistas Bertrán, S.A.C.	Argentina
Intercontinental Media, S.A.	Argentina
Distribuidora Intermex, S.A. de C.V.	Mexico
Distribuidora Panamex, S.A.	Panama
Gonarmex, S.A. de C.V.	Mexico
Samra, S.A.	Ecuador
Distribuidora Los Andes, S.A.	Ecuador
Grupo Legaris, S.A. de C.V.	Mexico
Comercio Más, S.A. de C.V.	Mexico
Comercial Televisa Más, S.A. de C.V.	Mexico
Grupo Telesistema, S.A. de C.V.	Mexico
Altavista Sur Inmobiliaria, S.A. de C.V.	Mexico
Argos Comunicación, S.A. de C.V. and subsidiaries (*)	Mexico
Autofun, S.A. de C.V.	Mexico
Corporativo TD Sports, S.A. de C.V.	Mexico
Barra Deportiva, S.A. de C.V.	Mexico
Servicios Administrativos Coapa, S.A. de C.V. .	Mexico
Encuentro Independiente, S.A. de C.V. (1)	Mexico
G. Televisa-D, S.A. de C.V.	Mexico
Grupo Xquenda, Ltd. (1)	Switzerland
Multimedia Telecom, S.A. de C.V.	Mexico
Broadcasting Media Partners, Inc. and subsidiaries (including Univision Communications Inc.) (*)	United States of America
Comunicaciones Tieren, S.A. de C.V.	Mexico
BMPI Services II, LLC.	United States of America
Inmobiliaria Amber, S.A. de C.V.	Mexico
Lab Brands International, LLC (*)	United States of America
Medios y Estrategias Promocionales, S.A. de C.V.	Mexico
Mexvisa, Ltd.	Switzerland
Mountrigi Management Group, Ltd.	Switzerland
Tarrague A.G.	Switzerland
Multimedios Santa Fe, S.A. de C.V.	Mexico
Iniciativa México, S.C.	Mexico

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Name of Company	Country of Incorporation
OTT Contenidos, S.A. de C.V.	Mexico
Publicidad Virtual, S.A. de C.V.	Mexico
Tele Tips Digital, S.A. de C.V.	Mexico
Cedecom, S.A. de C.V. (*)	Mexico
Teleinmobiliaria, S. de R.L. de C.V.	Mexico
Televisa, S.A. de C.V.	Mexico
Centros de Conocimiento Tecnológico, S.A. de C.V. and subsidiary (3)	Mexico
Endemol México, S.A. de C.V. (*)	Mexico
Espacio de Vinculación, A.C.	Mexico
T&V, S.A.S. (*)	France
Televisa Consumer Products USA, LLC	United States of America
Televisa Transmedia, S.A. de C.V. (1)	Mexico
Televisión Independiente de México, S.A. de C.V.	Mexico
Baluarte Bienes Raices, S.A. de C.V.	Mexico
Canal XXI, S.A. de C.V.	Mexico
Canales de Televisión Populares, S.A. de C.V.	Mexico
Desarrollo Milaz, S.A. de C.V.	Mexico
Radio Televisión, S.A. de C.V.	Mexico
Radiotelevisora de México Norte, S.A. de C.V.	Mexico
T.V. de los Mochis, S.A. de C.V.	Mexico
Teleimagen del Noroeste, S.A. de C.V.	Mexico
Telemercado Alameda, S. de R.L. de C.V. (*) (1)	Mexico
Televimex, S.A. de C.V.	Mexico
Televisión de Puebla, S.A. de C.V.	Mexico
Televisora de Mexicali, S.A. de C.V.	Mexico
Televisora de Navojoa, S.A.	Mexico
Televisora de Occidente, S.A. de C.V.	Mexico
Televisora del Yaqui, S.A. de C.V. (*)	Mexico
Televisora Peninsular, S.A. de C.V.	Mexico
Terma, S.A. de C.V.	Mexico
Unisat Mexicana, S.A. de C.V. (1)	Mexico
Imagina Media Audiovisual, S.L. and subsidiaries (3)	Spain
Kapa Capital, S.A. de C.V.	Mexico
Kasitum, S.A. de C.V.	Mexico
Grupo Nueva Comercial TB, S.A. de C.V.	Mexico
Metrópoli VIP, S.A. de C.V. (1)	Mexico
Miracle, TV Corporation (1)	United States of America
Multimedia CTI, S.A. de C.V.	Mexico
Profesionales en Ventas y Mercadeo, S.A. de C.V.	Mexico
Promo-Industrias Metropolitanas, S.A. de C.V.	Mexico
Comunicaciones Kapa, S.A. de C.V.	Mexico
Telestar de Occidente, S.A. de C.V.	Mexico
San Ángel Telecom, S.A. de C.V.	Mexico
Servicios Administrativos Cablemás, S.A. de C.V.	Mexico
Sistema Radiópolis, S.A. de C.V.	Mexico
Cadena Radiodifusora Mexicana, S.A. de C.V.	Mexico
Radio Melodía, S.A. de C.V.	Mexico
Radio Tapatía, S.A. de C.V.	Mexico
XEZZ, S.A. de C.V.	Mexico
Servicios XEZZ, S.A. de C.V.	Mexico

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Name of Company	Country of Incorporation
Radio Comerciales, S.A. de C.V.	Mexico
Radiotelevisora de Mexicali, S.A. de C.V.	Mexico
Servicios Radiópolis, S.A. de C.V.	Mexico
Sumant, S.A. de C.V. (1)	Mexico
Teleparábolas, S.L.	Spain
Telesistema Mexicano, S.A. de C.V. (2)	Mexico
Imagen y Talento Internacional, S.A. de C.V.	Mexico
Televisa Argentina, S.A. (2)	Argentina
Televisa Entretenimiento, S.A. de C.V.	Mexico
Ocesa Entretenimiento, S.A. de C.V. and subsidiaries (*)	Mexico
Televisa Juegos, S.A. de C.V.	Mexico
Apuestas Internacionales, S.A. de C.V.	Mexico
Magical Entertainment, S. de R.L. de C.V.	Mexico
TV Transmisiones de Chihuahua, S.A. de C.V.	Mexico
Apoyo Telefónico Cablemás, S.A. de C.V.	Mexico
Construcciones Megapo de Acapulco, S.A. de C.V.	Mexico
Cuernamú, S.A. de C.V.	Mexico
Mega Com-M Servicios, S.A. de C.V.	Mexico
Ulvik, S.A. de C.V.	Mexico
Cadena de las Américas, S.A. de C.V.	Mexico
Comunicaciones Sevitel, S.A. de C.V.	Mexico
Corporación Más, S.A. de C.V.	Mexico
Corporatel, S.A. de C.V.	Mexico
Desarrollo Vista Hermosa, S.A. de C.V.	Mexico
ECO Producciones, S.A. de C.V.	Mexico
Empresas Baluarte, S.A. de C.V.	Mexico
Grupo Administrativo Tijuana, S.A. de C.V.	Mexico
Intellectus Comunicación, S.C.	Mexico
Intellectus Creativo, S.C.	Mexico
Intellectus Producción, S.C.	Mexico
Intellectus RH, S.C.	Mexico
Intellectus Técnico, S.C.	Mexico
Jana Talento, S.A. de C.V. (1)	Mexico
Plataforma Digital, S.A. de C.V. (1)	Mexico
Sattora, S.A. de C.V.	Mexico
Servicios Deportivos Amec, S.A. de C.V.	Mexico
Servicios Deportivos Luportas, S.A. de C.V.	Mexico
Servicios Deportivos Nexa, S.A. de C.V.	Mexico
Servicios Deportivos Salu, S.A. de C.V.	Mexico
Servicios Sateve, S.A. de C.V.	Mexico
Televisa Corporación, S.A. de C.V.	Mexico
Televisa Producciones, S.A. de C.V.	Mexico
Televisa Talento, S.A. de C.V.	Mexico
Televisat, S.A. de C.V.	Mexico
Transmisiones Nacionales de Televisión, S.A. de C.V.	Mexico
TV Conceptos, S.A. de C.V.	Mexico

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Name of Company	Country of Incorporation
Villacezán, S.A. de C.V.	Mexico
Aquitania Consultores Industriales, S.A. de C.V.	Mexico
Coisa, Consultores Industriales, S.A. de C.V.	Mexico
Corporativo Bosque de Acacias, S.A. de C.V. (1)	Mexico
Corporativo Lazaretto, S.A. de C.V.	Mexico
Galavisión DTH, S. de R.L. de C.V. (5)	Mexico
DTH México, S.A. de C.V. (1)	Mexico
Lomas Consultores Administrativos, S.A. de C.V.	Mexico
Mednet, S.A. de C.V. (*) (2)	Mexico
Raspafácil, S.A. de C.V.	Mexico
Servicios Administrativos Profesionales Bosques, S.A. de C.V.	Mexico
Corporación Kante, S.A. de C.V.	Mexico
Corporativo Bosque de Canelos, S.A. de C.V. (1)	Mexico
Truxillos Publicidad, S.A. de C.V. (1)	Mexico

(*)	Joint venture or associate.
(1)	Without current operations.
(2)	In process of liquidation.
(3)	Equity financial instrument.
(4)	Joint venture through September 2014. Proceeds from the disposal of this investment were received in January 2015.
(5)	In January 2015, this subsidiary was merged into TTelecom H, S.A.P.I. de C.V. a wholly-owned subsidiary of the Company, in connection with the acquisition of Cablevision Red, S.A. de C.V. (Telecable) a telecommunications company.

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